                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D. C. 20549

                           _____________

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the

                  Securities Exchange Act of 1934


Date of earliest event
  reported:  October 22, 2003


                      American Airlines, Inc.
      (Exact name of registrant as specified in its charter)


        Delaware                  1-2691                 13-1502798
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


 4333 Amon Carter Blvd.      Fort Worth, Texas              76155
  (Address of principal executive offices)            (Zip Code)


                        (817) 963-1234
                (Registrant's telephone number)

Item 7.  Financial Statements and Exhibits

The following exhibits are included herein:

99.1 Press Release

Item 12.  Disclosure of Results of Operations and Financial Condition

American Airlines, Inc. (American) is furnishing herewith a press release issued on October 22, 2003 by its parent company, AMR Corporation, as Exhibit 99.1 which is included herein. This press release was issued to report AMR's third quarter 2003 results.

                             SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        American Airlines, Inc.



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary





Dated:  October 22, 2003

                           EXHIBIT INDEX


Exhibit        Description

99.1      Press Release

                                                  Exhibit 99.1



                              CONTACT:     Al Becker
                                           Corporate Communications
                                           Fort Worth, Texas
                                           817-967-1577
                                           corp.comm@aa.com

FOR RELEASE: Wednesday, Oct. 22, 2003

Editor's Note: A live Webcast reporting third quarter results will be broadcast on the Internet on Oct. 22 at 1 p.m. EDT (Windows
Media Player required for viewing.)

            AMR CORPORATION REPORTS BREAK-EVEN RESULTS

            AMR Posts Third-Quarter Operating Earnings
          Of $165 Million And Net Earnings Of $1 Million

      Excluding Special Items, AMR Reports Operating Earnings
       Of $141 Million And A Modest Net Loss Of $23 Million

      Airline Ends Quarter With $3.3 Billion In Total Cash And
                   Short-Term Investments

             AMR's Four-Point Turnaround Plan On Track
     In Drive For Sustained Profitability At Acceptable Levels

     FORT WORTH, Texas - Continuing to build financial momentum, AMR Corporation, the parent company of American Airlines, Inc., today reported operating earnings of $165 million and net earnings of $1 million for the third quarter. In last year's third quarter, AMR reported an operating loss of $1.3 billion and a net loss of $924 million, or $5.93 per share.
     Both this year's quarter and last year's third quarter included special items - both gains and losses - resulting mostly from the company's restructuring efforts. In addition, in keeping with the provisions of SFAS 109, AMR's third quarter 2003 results do not reflect a provision for federal and state income taxes.
                             - more -

Conversely, AMR's third quarter 2002 results reflected a tax benefit. To provide a better comparison between the two periods, after adjusting for these special items and taxes, the company recorded a loss of $23 million this quarter, or $0.15 per share, versus a loss of $741 million, or $4.76 per share, in the third quarter of last year. (A reconciliation of all non-GAAP measures included in this earnings release is provided in the attachments).
     "We are making good progress under the focus and discipline of our four-point Turnaround Plan," said Gerard Arpey, AMR's president and CEO. "Nevertheless, the third quarter is a peak season for the airline industry, and under normal circumstances, we should be doing much better at this time of year than simply breaking even. We have a lot of work to do to achieve sustained profitability at acceptable levels, but we are clearly on the right track.
     "When you look at everything we have had to overcome and compare our results in the third quarter with the huge losses in the same period last year," Arpey said, "the progress is very gratifying. Our third quarter performance is unmistakable evidence that we are building critical momentum on the cost side of the business and that those improvements, coupled with other aspects of the Turnaround Plan, are beginning to produce significant financial results.
     "Most especially, AMR has been aided over the past several months by the sacrifices and hard work of our employees, who have rallied behind the Pull Together, Win Together tenet of the Turnaround Plan to help us overcome our financial crisis and take good care of our customers under some very challenging circumstances," Arpey said.
  Third quarter highlights included:

  o An 8.1 percent increase in American's mainline unit revenues, reflecting record load factors in July and August.

                             - more -

  o  An 8.6 percent decrease in American's mainline unit costs
     (excluding special items), despite a 6.3 percent drop in capacity and higher fuel prices.

  o A strong Sept. 30 cash and short-term investment balance of $3.3 billion (including $540 million in restricted cash and short-term investments), more than double the low of $1.6 billion last April.

  o Improved access to the capital markets, underscored by a $300 million convertible debt transaction closed in September.

  o Cash contributions of $173 million to the company's pension plans, bringing the year's total pension contributions to more than $300 million.

     One of the biggest challenges facing AMR, Arpey said, is an uncertain revenue environment. There was an encouraging year-over-year increase in quarterly yield, the first such increase since the first quarter of 2001. American's third quarter yield was 11.63 cents, up 2.5 percent from a yield of 11.35 cents in the same period a year ago. But overall, the revenue environment is disappointing, Arpey said, and is negating much of the progress being made in lowering AMR's costs. This, he said, makes all the more important the cost principles of AMR's Turnaround Plan, aimed at lowering the company's costs so it can compete effectively in an industry marked by ever-expanding low-cost competition.
     Still, Arpey said, AMR remains confident as it continues to implement initiatives throughout this year and in 2004 that should have a positive effect on the company's financial performance. For example:

  o In 2004, American will benefit for the entire year from the revenue and cost improvements associated with the realignment of its mid-continent hubs at Chicago, Dallas/Fort Worth and St. Louis.

  o American has just begun adding back coach seats on its Boeing 757 and Airbus A300 fleets, both of which will be assigned to predominantly leisure markets. These steps, and the reconfig-uration of its Boeing 767-300s and 737-800s, should increase American's passenger revenue in 2004.

                             - more -

  o The recent launch of American's codeshare service with British Airways and the addition of SWISS International to the oneworld alliance will expand American's network and revenue oppor-tunities in the fourth quarter and beyond.

  o American today announced an understanding with Kansas City and the state of Missouri that retains portions of AA's Kansas City maint-enance base and completes plans for the more efficient allocation of work among the airline's three maintenance bases, giving the company $100 million in incentives from the base communities and on-going operating efficiencies.

  o American's position is enhanced by the focused efforts of its employees as they pull together and win together, sharing in the value they help create through the 38 million employee stock options issued earlier this year.

  o Continued implementation of AMR's $2 billion in strategic initiatives. These include completing the simplification of AMR's fleet from 14 to 6 aircraft types when the last F-100 is retired in September, and rolling out more self-service alternatives for customers at airports and on-line.

  o  A recent partnership with American Express to issue a co-branded
     American Express Business ExtrAA Corporate Card that offers rebates and rewards, at the corporate level, for air travel spending on American.

  o Continued emphasis on customer service was recognized at the 10th Annual World Travel Awards, where American was named North
     America's Leading Airline for the sixth straight year and also won for World's Leading Economy Class and World's Leading Airline Internet Site.

    "These and other steps will give us added financial impetus in 2004 that we will use to build on the momentum we are gathering this year," Arpey said. "We have begun a recovery process that should be helped substantially in 2004 by many of the initiatives now underway."

      THE TURNAROUND PLAN - A ROAD MAP FOR AMERICAN'S FUTURE
                      Lower Costs to Compete
            Fly Smart - Give Customers What They Value
                    Pull Together, Win Together
            Build a Financial Foundation for Our Future

                             - more -

Editor's Note: AMR's president and chief executive officer, Gerard Arpey, and its chief financial officer, Jeff Campbell, will make a presentation to analysts during a teleconference on Wednesday, Oct. 22, from 1p.m. to 1:45 p.m. EDT. Following the analyst call, they will hold a question and answer conference call for media from 2 p.m. to 2:45 p.m. EDT. Reporters interested in listening to the presentation or participating in the media Q&A should call 817-967-1577 for details.


Statements in this news release contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this news release, the words "expects," "plans," "anticipates," "believes," and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, without limitation, the Company's expectations concerning operations and financial conditions, including changes in capacity, revenues, and costs, expectations as to future financing needs, overall economic conditions and plans and objectives for future operations, the impact on the Company of the events of September 11, 2001 and of its results of operations for the past two years and the sufficiency of its financial resources to absorb that impact.
Other forward-looking statements include statements which do not relate solely to historical facts, such as, without limitation, statements which discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this release are based upon information available to the Company on the date of this release. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are subject to a number of risk factors that could cause actual results to differ materially from our expectations. The following factors, in addition to other possible factors not listed, could cause the Company's actual results to differ materially from those expressed in forward-looking statements: the uncertain financial and business environment the Company faces; the struggling economy; high fuel prices and the availability of fuel; the residual effects of the war in Iraq; conflicts in the Middle East; historically low fare levels and the general competitive environment; the ability of the Company to implement its restructuring program and the effect of the program on operational performance and service levels; uncertainties with respect to the Company's international operations; changes in its business strategy; actions by U.S. or foreign government agencies; the possible occurrence of additional terrorist attacks; another outbreak of SARS; the inability of the Company to satisfy existing liquidity requirements or other covenants in certain of its credit agreements; and the availability of future financing. Additional information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to the Form 10-K for the year ended Dec. 31, 2002, and the Form 10-Q for the quarters ended March 31, 2003 and June 30, 2003.




Detailed financial information follows:

                          AMR CORPORATION
               CONSOLIDATED STATEMENTS OF OPERATIONS
              (in millions, except per share amounts)
                            (Unaudited)

                                Three Months Ended September 30, Percent
                                      2003           2002        Change
Revenues
 Passenger - American Airlines      $3,805         $  3,754        1.4
           - Regional Affiliates **    399              366        9.0
    Cargo                              135              139       (2.9)
    Other revenues                     266              265        0.4
      Total operating revenues       4,605            4,524        1.8

Expenses
  Wages, salaries and benefits       1,693            2,121      (20.2)
  Aircraft fuel                        701              697        0.6
  Depreciation and amortization        345              340        1.5
  Other rentals and landing fees       302              313       (3.5)
  Commissions, booking fees and
   credit card expense                 281              268        4.9
  Maintenance, materials and repairs   223              289      (22.8)
  Aircraft rentals                     165              210      (21.4)
  Food service                         160              189      (15.3)
  Other operating expenses             594              710      (16.3)
  Special charges (credits)            (24)             718        *
  U.S. government grant                  -              (10)       *
    Total operating expenses         4,440            5,845      (24.0)

Operating Income (Loss)                165           (1,321)       *


Other Income (Expense)
  Interest income                       20               18       11.1
  Interest expense                    (198)            (171)      15.8
  Interest capitalized                  17               23      (26.1)
  Miscellaneous - net                   (3)               2        *
                                      (164)            (128)      28.1

Income (Loss) Before Income Taxes        1           (1,449)       *
Income tax benefit                       -             (525)       *
Net Earnings (Loss)                 $    1         $   (924)       *

Continued on next page

*     Greater than 100%
** Regional Affiliates includes capacity purchase agreements with American Eagle Airlines, Inc., Executive Airlines, Inc., Trans States Airlines, Inc. and Chautauqua Airlines, Inc.
Note: Certain amounts have been reclassified to conform with the 2003 presentation.

                          AMR CORPORATION
         CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
              (in millions, except per share amounts)
                            (Unaudited)

                                        Three Months Ended September 30,
                                              2003          2002
Basic and Diluted Earnings (Loss) Per Share $  0.00       $ (5.93)

Number of Shares Used in Computation
  Basic                                         159             156
  Diluted                                       181             156

  Impact of Special Items and          Three Months Ended September 30,
  Income Taxes (in millions,               2003               2002
  except per share amounts)           Amount      EPS    Amount    EPS
  Net earnings (loss) as reported   $      1  $  0.00  $  (924)  $(5.93)
  Income tax benefit                       -              (525)
  Income (loss) before income taxes        1            (1,449)
  Special charges (credits):
       Employee charges                    4                57
       Aircraft and facility costs        40               661
       Gain on restructuring             (68)                -
       U.S. government grant               -               (10)
  Loss before income taxes and
   special items                     $   (23)  $ (0.15) $ (741)  $(4.76)


                          AMR CORPORATION
                       OPERATING STATISTICS
                            (Unaudited)

                                              Three Months Ended
                                                September 30,         Percent
                                               2003        2002       Change
American Airlines, Inc. Mainline Jet Operations
    Revenue passenger miles (millions)         32,718     33,080       (1.1)
    Available seat miles (millions)            43,021     45,920       (6.3)
    Cargo ton miles (millions)                    485        498       (2.6)
    Passenger load factor                        76.0%      72.0%       4.0 pts.
    Passenger revenue yield per passenger
     mile (cents)                               11.63      11.35        2.5
    Passenger revenue per available seat
     mile (cents)                                8.84       8.18        8.1
    Cargo revenue yield per ton mile (cents)    27.86      27.58        1.0
    Operating expenses per available seat mile,
     excluding Regional Affiliates (cents)(1)    9.43      11.70      (19.4)
    Operating expenses per available seat
     mile, excluding Special charges (credits),
     U.S. government grant and Regional
     Affiliates (cents) (1) (2)                  9.49      10.38       (8.6)
    Fuel consumption (gallons, in millions)       772        839       (8.0)
    Fuel price per gallon (cents)                85.0       78.0        9.0
    Operating aircraft at period-end              799        826       (3.3)

Regional Affiliates
    Revenue passenger miles (millions)          1,463      1,176       24.4
    Available seat miles (millions)             2,190      1,817       20.5
    Passenger load factor                        66.8%      64.7%       2.1 pts.

AMR Corporation
  Average Equivalent Number of Employees
    American Airlines                        81,300       99,700
    Other                                    11,500       12,000
         Total                               92,800      111,700

(1) The Company believes that excluding costs related to Regional Affiliates provides a measure which is more comparable to American's historical operating expenses per ASM. Following is a reconciliation of total operating expenses to operating expenses excluding Regional Affiliates.

(2) The Company believes that excluding Special charges (credits) and U.S. government grant receipts provides a measure that is more representative of ongoing costs and therefore more comparable to American's historical operating expenses per ASM. Following is a reconciliation of total operating expenses to operating expenses excluding Special charges (credits), U.S. government grant and Regional Affiliates.

                          AMR CORPORATION
                 OPERATING STATISTICS (CONTINUED)
                            (Unaudited)

American Airlines, Inc. Mainline Jet Operations   Three Months Ended September 30,
(in millions, except as noted)                            2003         2002
Total operating expenses (GAAP)                          $  4,500     $  5,409
Less: Operating expenses incurred related
      to Regional Affiliates                                  441           33
Operating expenses excluding expenses
 incurred related to Regional Affiliates                 $  4,059     $  5,376
American   mainline   jet   operations
 available seat miles                                      43,021       45,920
Operating expenses per available seat
 mile, excluding Regional Affiliates (cents)                 9.43        11.70

Operating expenses excluding expenses
 incurred related to Regional Affiliates                 $  4,059      $ 5,376
Less: Special charges (credits) and U.S.
      government grant                                        (24)         615
Operating expenses, excluding Special
 charges (credits), U.S. government
 grant and expenses incurred related to
 Regional Affiliates                                     $  4,083      $ 4,761
American   mainline   jet   operations
 available seat miles                                      43,021       45,920
Operating expenses per available seat
 mile, excluding Special charges
 (credits), U.S. government grant and
 Regional Affiliates (cents)                                 9.49        10.38


Note: Certain amounts have been reclassified to conform with the 2003 presentation. American Airlines, Inc. 2003 operating expenses include expenses incurred related to capacity purchase agreements with Regional Affiliates - American Eagle Airlines Inc., Executive Airlines, Inc., Trans States Airlines, Inc. and Chautauqua Airlines, Inc. whereas 2002 operating expenses include expenses incurred related to a capacity purchase agreement with Regional Affiliate - Chautauqua Airlines, Inc.

                          AMR CORPORATION
               CONSOLIDATED STATEMENTS OF OPERATIONS
              (in millions, except per share amounts)
                            (Unaudited)

                               Nine Months Ended September 30, Percent
                                      2003           2002      Change
Revenues
 Passenger - American Airlines      $10,743        $10,985       (2.2)
           - Regional Affiliates **   1,112          1,064        4.5
 Cargo                                  409            415       (1.4)
 Other revenues                         785            731        7.4
   Total operating revenues          13,049         13,195       (1.1)

Expenses
  Wages, salaries and benefits        5,660          6,327      (10.5)
  Aircraft fuel                       2,077          1,880       10.5
  Depreciation and amortization       1,027          1,019        0.8
  Other rentals and landing fees        891            908       (1.9)
  Commissions, booking fees and
   credit card expense                  796            912      (12.7)
  Maintenance, materials and repairs    641            840      (23.7)
  Aircraft rentals                      532            650      (18.2)
  Food service                          460            539      (14.7)
  Other operating expenses            1,863          2,063       (9.7)
  Special charges                        77            718      (89.3)
  U.S. government grant                (358)           (10)        *
    Total operating expenses         13,666         15,846      (13.8)

Operating Loss                         (617)        (2,651)     (76.7)


Other Income (Expense)
  Interest income                        41             54      (24.1)
  Interest expense                     (580)          (501)      15.8
  Interest capitalized                   54             67      (19.4)
  Miscellaneous - net                   (15)            (1)        *
                                       (500)          (381)      31.2

Loss Before Income Taxes and
 Cumulative Effect of
 Accounting Change                   (1,117)        (3,032)     (63.2)
Income tax benefit                        -         (1,038)         *

Loss Before Cumulative Effect
 of Accounting Change                (1,117)        (1,994)     (44.0)
Cumulative Effect of Accounting
 Change, Net of Tax Benefit               -           (988)         *
Net Loss                            $(1,117)       $(2,982)     (62.5)

Continued on next page

*     Greater than 100%
** Regional Affiliates includes the capacity purchase agreements with American Eagle Airlines, Inc., Executive Airlines, Inc., Trans States Airlines, Inc. and Chautauqua Airlines, Inc.
Note: Certain amounts have been reclassified to conform with the 2003 presentation.

                          AMR CORPORATION
         CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
              (in millions, except per share amounts)
                            (Unaudited)

                                               Nine Months Ended September 30,
                                                    2003          2002
Basic and Diluted Loss Per Share
  Before Cumulative Effect of Accounting Change    $ (7.08)      $(12.83)
  Cumulative Effect of Accounting Change                 -         (6.36)
  Net Loss                                         $ (7.08)      $(19.19)

Number of Shares Used in Computation
  Basic and Diluted                                    158           155

                          AMR CORPORATION
                       OPERATING STATISTICS
                            (Unaudited)

                                                 Nine Months Ended
                                                   September 30,      Percent
                                                  2003      2002      Change
American Airlines, Inc. Mainline Jet Operations
    Revenue passenger miles (millions)           90,736      92,276   (1.7)
    Available seat miles (millions)             123,861     129,968   (4.7)
    Cargo ton miles (millions)                    1,468       1,478   (0.7)
    Passenger load factor                          73.3%       71.0%   2.3 pts.
    Passenger revenue yield per passenger
     mile (cents)                                 11.84       11.90   (0.5)
    Passenger revenue per available seat
     mile (cents)                                  8.67        8.45    2.6
    Cargo revenue yield per ton mile (cents)      27.86       27.82    0.1
    Operating expenses per available seat mile,
     excluding Regional Affiliates (cents) (1)    10.12       11.27  (10.2)
    Operating expenses per available seat mile,
     excluding Special charges, U.S. government
     grant and Regional Affiliates (cents)(1)(2)  10.31       10.80   (4.5)
    Fuel consumption (gallons, in millions)       2,224       2,392   (7.0)
    Fuel price per gallon (cents)                  87.3        73.8   18.3

Regional Affiliates
    Revenue passenger miles (millions)            4,017       3,375   19.0
    Available seat miles (millions)               6,286       5,301   18.6
    Passenger load factor                          63.9%       63.7%   0.2 pts.

(1) The Company believes that excluding costs related to Regional Affiliates provides a measure which is more comparable to American's historical operating expenses per ASM. Following is a reconciliation of total operating expenses to operating expenses excluding Regional Affiliates.

(2)  The Company believes that excluding Special charges and U.S.
     government grant receipts provides a measure that is more representative of ongoing costs and therefore more comparable to American's historical operating expenses per ASM. Following is a reconciliation of total operating expenses to operating expenses excluding Special charges, U.S. government grant and Regional Affiliates.

                          AMR CORPORATION
                 OPERATING STATISTICS (CONTINUED)
                            (Unaudited)

American Airlines, Inc. Mainline Jet Operations  Nine Months Ended September 30,
(in millions, except as noted)                          2003           2002
Total operating expenses (GAAP)                         $ 13,843       $ 14,736
Less: Operating expenses incurred related
      to Regional Affiliates                               1,306             92
Operating expenses excluding expenses
 incurred related to Regional Affiliates                $ 12,537       $ 14,644
American mainline jet operations available seat miles    123,861        129,968
Operating expenses per available seat
 mile, excluding Regional Affiliates (cents)               10.12          11.27

Operating expenses excluding expenses
 incurred related to Regional Affiliates                 $12,537       $ 14,644
Less: Special charges and U.S. government grant             (238)           615
Operating expenses, excluding Special
 charges, U.S. government grant and
 expenses incurred related to Regional Affiliates        $12,775       $ 14,029
American mainline jet operations available seat miles    123,861        129,968
Operating expenses per available seat
 mile, excluding Special charges, U.S.
 government grant and Regional Affiliates (cents)          10.31          10.80


Note: Certain amounts have been reclassified to conform with the 2003 presentation. American Airlines, Inc. 2003 operating expenses include expenses incurred related to capacity purchase agreements with Regional Affiliates - American Eagle Airlines Inc., Executive Airlines, Inc., Trans States Airlines, Inc. and Chautauqua Airlines, Inc. whereas 2002 operating expenses include expenses incurred related to a capacity purchase agreement with Regional Affiliate
       - Chautauqua Airlines, Inc.